Exhibit 10.42
AMENDMENT NO. 4 TO CREDIT AGREEMENT AND LIMITED CONSENT
THIS AMENDMENT NO. 4 TO CREDIT AGREEMENT AND LIMITED CONSENT dated as of November 29, 2013 (this “Amendment”), is among AMERICAN APPAREL (USA), LLC, a California limited liability company (“AA USA”), AMERICAN APPAREL RETAIL, INC., a California corporation (“AA Retail”), AMERICAN APPAREL DYEING & FINISHING, INC., a California corporation (“AA Dyeing & Finishing”), KCL KNITTING, LLC, a California limited liability company (“KCL” and, together with AA USA, AA Retail and AA Dyeing & Finishing, collectively, the “Borrowers” and each, individually, a “Borrower”), AMERICAN APPAREL, INC., a Delaware corporation (“Holdings”), FRESH AIR FREIGHT, INC., a California corporation (“Fresh Air” and, together with Holdings, collectively, the “Guarantors” and each, individually, a “Guarantor”), CAPITAL ONE BUSINESS CREDIT CORP. (f/k/a Capital One Leverage Finance Corp.), as administrative agent (in such capacity, the “Administrative Agent”), and each of the Lenders party hereto.
RECITALS:
A.The Borrowers, the other borrowers from time to time party thereto, the
B.Guarantors, the other guarantors from time to time party thereto, the lenders from time to time party thereto (collectively, “Lenders”) and the Administrative Agent have entered into that certain Credit Agreement dated as of April 4, 2013 (as amended by that certain Amendment No. 1 to Credit Agreement dated as of May 22, 2013, that certain Amendment No. 2 to Credit Agreement dated as of July 5, 2013 and that certain Amendment No. 3 to Credit Agreement and Limited Waiver dated as of November 14, 2013, the “Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
C.The Guarantors have entered into that certain Guaranty dated as of April 4, 2013, in favor of the Administrative Agent.
D.The Borrowers have requested that the Administrative Agent and Lenders amend certain provisions of the Credit Agreement and grant the consent set forth below.
E.Subject to the terms and conditions set forth below, the Administrative Agent and Lenders party hereto are willing to so amend the Credit Agreement and grant such consent.
In furtherance of the foregoing, the parties agree as follows:
Section 1.AMENDMENTS
. Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Credit Agreement is amended as follows:
(a)The existing Section 7.02(p) of the Credit Agreement is amended by (i) deleting the reference to “$4,500,000” therein and inserting a reference to “9,500,000” in lieu thereof and (ii) adding “and as amended on November 29, 2013” after “May 22, 2013” therein.
(b)The existing Section 7.04(b)(iv)(C) of the Credit Agreement is deleted in its entirety and the following is inserted in lieu thereof:
(C) mandatory repurchase of the Lion Debt pursuant to Section 2.08 of the Lion Credit Agreement (as in effect on the Amendment No. 1 Effective Date (as defined in the Lion Credit Agreement)) and solely to the extent required thereby;

The amendments to the Credit Agreement are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Credit Agreement are intended to be affected hereby.
Section 2.LIMITED CONSENT
. Subject to the covenants, terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Administrative Agent and the Lenders party hereto hereby consent to the increase in the aggregate principal amount of the Lion Debt and to the increase in the premiums owing thereon, in each case, as set forth in that certain Amendment No. 1 to Credit Agreement dated as of the date hereof (the “Lion Amendment”), among Holdings, the other Credit Parties party thereto as facility guarantors and Lion/Hollywood L.L.C., as initial lender and as 2013 lender.
The consent set forth in this Section 2 is limited to the extent specifically set forth above and no other terms, covenants or provisions of the Credit Agreement are intended to be affected hereby.
Section 3.CONDITIONS PRECEDENT
. The parties hereto agree that the amendments set forth in Section 1 above and the consent set forth in Section 2 above shall not be effective until the satisfaction of each of the following conditions precedent (the date on which such conditions precedent are satisfied or waived, the “Amendment Effective Date”):
(a)Documentation. The Administrative Agent shall have received (i) a counterpart of this Amendment, duly executed and delivered by each Borrower, each Guarantor and each Lender, (ii) a certificate of a member of the Senior Management of Holdings certifying and attaching a true, correct and complete copy of the Lion Amendment, and (iii) such other documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Credit Party, the authorization of this Amendment and any other legal matters relating to the Credit Parties or the transactions contemplated hereby.
(b)Fees and Expenses. All fees and expenses of counsel to the Administrative Agent estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses), in each case to the extent invoiced.
Section 4.REPRESENTATIONS AND WARRANTIES
.
(a)In order to induce the Administrative Agent and Lenders to enter into this Amendment, each Credit Party represents and warrants to the Administrative Agent and Lenders as follows:
(i)The representations and warranties made by such Credit Party contained in Article V of the Credit Agreement are true and correct in all material respects (but without any duplication of any materiality qualifications) on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date in which case such representations and warranties are true and correct in all material respects (but without any duplication of any materiality qualifications) on and as of such earlier date.
(ii)Since the Balance Sheet Date, no act, event, condition or circumstance has occurred or arisen which, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect.
(iii)No Default or Event of Default has occurred and is continuing or will exist after giving effect to this Amendment.
(b)In order to induce the Administrative Agent and Lenders to enter into this Amendment, each Credit Party represents and warrants to the Administrative Agent and Lenders that this Amendment has been duly authorized, executed and delivered by such Credit Party and constitutes its legal, valid and binding obligation.
Section 5.MISCELLANEOUS
.
(a)Ratification and Confirmation of Loan Documents. Each Credit Party hereby consents, acknowledges and agrees to the amendments and consent set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which such Person is a party (including, without limitation, with respect to each Guarantor, the continuation of its payment and performance obligations under the Guaranty upon and after the effectiveness of the amendments and consent contemplated hereby and, with respect to each Credit Party, the continuation and existence of the liens granted under the Security Documents to secure the Obligations).
(b)Fees and Expenses. The Borrowers, jointly and severally, shall promptly pay on demand (and, in any event, within 10 Business Days after demand therefor) all reasonable costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.
(c)Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
(d)Governing Law; Waiver of Jury Trial. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, and shall be further subject to the provisions of Section 10.14 of the Credit Agreement.
(e)Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission (including .pdf file) shall be effective as delivery of a manually executed counterpart hereof.
(f)Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise except in a writing signed by the parties hereto for such purpose.
(g)Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
(h)Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each Borrower, each Guarantor, the Administrative Agent, each Lender and their respective successors and assigns (subject to Section 10.06 of the Credit Agreement).
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AMENDMENT NO. 4 TO CREDIT AGREEMENT AND LIMITED CONSENT
Signature Page

The following parties have caused this Amendment No. 4 to Credit Agreement and Limited Consent to be executed as of the date first written above.
BORROWERS:
AMERICAN APPAREL (USA), LLC
By:     /s/ John Luttrell
Name:     John Luttrell
Title:     CFO
AMERICAN APPAREL RETAIL, INC.
By:     /s/ John Luttrell
Name:     John Luttrell
Title:     CFO
AMERICAN APPAREL DYEING & FINISHING, INC.
By:     /s/ John Luttrell
Name:     John Luttrell
Title:     CFO
KCL KNITTING, LLC
By:     /s/ John Luttrell
Name:     John Luttrell
Title:     CFO

GUARANTORS:
AMERICAN APPAREL, INC.
By:     /s/ John Luttrell
Name:     John Luttrell
Title:     CFO
FRESH AIR FREIGHT, INC.
By:     /s/ John Luttrell
Name:     John Luttrell
Title:     CFO
ADMINISTRATIVE AGENT AND LENDERS:
CAPITAL ONE BUSINESS CREDIT CORP., as Administrative Agent and Lender
By:     /s/ Julianne Low
Name:    Julianne Low
Title:    Vice President
BANK OF MONTREAL, CHICAGO BRANCH, as Lender
By:     /s/ Larry Allen Swiniarski
Name:     Larry Allen Swiniarski
Title:     Director